UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2003

SPANISH BROADCASTING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27823 (Commission File Number)	13-3827791 (IRS Employer Identification No.)

2601 South Bayshore Drive, PH II, Coconut Grove, Florida (Address of principal executive offices)	33133 (Zip Code)

Registrant’s telephone number, including area code: (305) 441-6901

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

     The annual meeting of the stockholders of Spanish Broadcasting System, Inc. (the “Company”) will be held on Thursday, June 19, 2003 in the Continental Ballroom of the Wyndham Grand Bay, 2669 South Bayshore Drive, Miami, Florida 33133 (the “Annual Meeting”). The close of business on Monday, May 12, 2003 is the record date for determining the stockholders of the Company who are entitled to notice of and to vote at the Annual Meeting.

Item 8. Change in Fiscal Year

     On April 11, 2003, the Board of Directors of the Company ratified the change of the Company’s fiscal year from a 52-53 week year ending on the last Sunday in December to a calendar year ending on December 31, effective as of December 30, 2002. Pursuant to Securities and Exchange Commission Financial Reporting Release No. 35, such change is not deemed a change in fiscal year for financial reporting purposes and the Company is not required to file a separate transition report or to report separate financial information for the two day period of December 30 and 31, 2002. Financial results for December 30 and 31, 2002 will be included in the Company’s financial results for the first quarter ended March 31, 2003, which will be reported on Form 10-Q.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC. (Registrant)

April 17, 2003	By: /s/ Joseph A. García

Joseph A. García Chief Financial Officer, Executive Vice President and Secretary

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